Exhibit 10.3

INCREMENTAL JOINDER AGREEMENT

Effective Date: February 20, 2018

Reference is made to the Credit Agreement dated as of July 1, 2015 (as amended, modified, extended or restated from time to time, the “Credit Agreement”) among Green Plains Operating Company LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

1. Incremental Commitments. Pursuant to Section 2.16 of the Credit Agreement, the Borrower has notified the Administrative Agent of its intent to institute Incremental Commitments in an aggregate principal amount of $40,000,000. Effective as of the Effective Date set forth above, each Lender listed on the signature pages hereto hereby agrees to provide an Incremental Commitment in the amount set forth below such Lender’s name on its respective signature page.

2. Conditions Precedent. This Incremental Joinder Agreement shall be effective on the Effective Date upon:

(a) receipt by the Administrative Agent of copies of this Incremental Joinder Agreement duly executed by the Borrower, the Administrative Agent, and each Lender making or providing such Incremental Commitment;

(b) payment by the Borrower of any fees required to be paid on or before the Effective Date; and

(c) payment by the Borrower of all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Incremental Joinder Agreement (directly to such counsel if requested by the Administrative Agent).

3. Representations and Warranties of the Loan Parties. (a) The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects; and (b) no Default has occurred and is continuing or will exist immediately after giving effect to this Incremental Joinder Agreement.

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4. Authority/Enforceability. The Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Incremental Joinder Agreement.

(b) This Incremental Joinder Agreement has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower of this Incremental Joinder Agreement.

(d) The execution and delivery of this Incremental Joinder Agreement does not (i) contravene the terms of its Organization Documents or (ii) violate any Law.

5. Counterparts. This Incremental Joinder Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Incremental Joinder Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. Successors and Assigns. This Incremental Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Incremental Joinder Agreement.

9. Severability. If any provision of this Incremental Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Incremental Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

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Each of the parties hereto has caused a counterpart of this Incremental Joinder Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	GREEN PLAINS OPERATING COMPANY LLC,
a Delaware limited liability company

By: /s/ Phil Boggs
Name: Phil Boggs
Title: Vice President, Finance and Treasurer

INCREMENTAL JOINDER AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

ADMINISTRATIVE

BANK OF AMERICA, N.A.,
AGENT:
as Administrative Agent

By: /s/ Linda Lov
Name: Linda Lov
Title: Assistant Vice President

INCREMENTAL JOINDER AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Alok Jain
Name: Alok Jain
Title: Senior Vice President

Incremental Commitment: $5,000,000

INCREMENTAL JOINDER AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

ROYAL BANK OF CANADA, as a Lender

By: /s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

Incremental Commitment: $25,000,000

INCREMENTAL JOINDER AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Shai Bandner
Name: Shai Bandner
Title: Director and Chris Chapman, Director

By: /s/ Chris Chapman
Name: Chris Chapman
Title: Director

Incremental Commitment: $10,000,000

INCREMENTAL JOINDER AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC